SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2003

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.

                                  (Depositor)

North Carolina                333-74544-13                  61-1430162
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St.                                            28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-F

On December 25, 2003, The Bank of New York, as Trustee for MORTGAGE PASS-THROUGH CERTIFICATES made a monthly distribution of principal and/or interest to the Holders of the Series 2002-F. The monthly distributions were made pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 2002 by and among BANK OF AMERICA MORTGAGE SECURITIES, INC. as Depositor, EquiCredit Corporation of America, as Transferor and Initial Servicer, Bank of America, N.A., as Advancing Party, Fairbanks Capital Corp., as Expected Successor Servicer and The Bank of New York, as Trustee.

All capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of Series 2002-F relating to the Distribution Date of December 25, 2003 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2003


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99 Report to Holders of Series 2002-F relating to the Distribution Date of December 25, 2003 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.


99                  Monthly Remittance Statement dated December 25, 2003


                             Payment Date: 12/25/03


          ------------------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-F
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         43,883,203.98    4.654000%     2,542,420.90    170,193.69    2,712,614.60       0.00       0.00
                        A2         16,301,944.34    5.195000%       944,470.78     70,573.83    1,015,044.62       0.00       0.00
                        A3             36,638.93    0.000000%            51.32          0.00           51.32       0.00       0.00
Residual                AR                  0.00    4.800540%             0.00          0.16            0.16       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          3,015,993.28    4.800540%        84,598.59     12,065.33       96,663.92       0.00       0.00
                        B2          1,447,372.06    4.800540%        40,598.77      5,790.14       46,388.91       0.00       0.00
                        B3            844,300.37    4.800540%        23,682.62      3,377.58       27,060.20       0.00       0.00
                        B4            482,457.35    4.800540%        13,532.92      1,930.05       15,462.97       0.00       0.00
                        B5            482,457.35    4.800540%        13,532.92      1,930.05       15,462.97       0.00       0.00
                        B6            603,745.12    4.800540%        16,935.05      2,415.25       19,350.30       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         67,098,112.80     -            3,679,823.88    268,276.09    3,948,099.97     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         41,340,783.08              0.00
                                A2         15,357,473.56              0.00
                                A3             36,587.61              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          2,931,394.69              0.00
                                B2          1,406,773.29              0.00
                                B3            820,617.75              0.00
                                B4            468,924.43              0.00
                                B5            468,924.43              0.00
                                B6            586,810.08              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         63,418,288.92     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/03


          ------------------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-F
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     43,883,203.98     4.654000% 06050HKD9     9.444708      0.632244    153.574736
                           A2     16,301,944.34     5.195000% 06050HKE7     9.444708      0.705738    153.574736
                           A3         36,638.93     0.000000% 06050HKF4     1.368036      0.000000    975.376571
Residual                   AR              0.00     4.800540% 06050HKG2     0.000000      1.638988      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      3,015,993.28     4.800540% 06050KHK0    17.806480      2.539535    617.005829
                           B2      1,447,372.06     4.800540% 06050HKJ6    17.806480      2.539535    617.005829
                           B3        844,300.37     4.800540% 06050HKK3    17.806480      2.539535    617.005829
                           B4        482,457.35     4.800540% 06050HKL1    17.806480      2.539535    617.005829
                           B5        482,457.35     4.800540% 06050HKM9    17.806480      2.539535    617.005829
                           B6        603,745.12     4.800540% 06050HKN7    17.806480      2.539535    617.005829
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      67,098,112.80       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-F
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance        63,418,288.87    63,418,288.87
Loan count                    142              142
Avg loan rate           6.257171%             6.26
Prepay amount        3,597,397.53     3,597,397.53

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        74,363.57        74,363.57
Sub servicer fees            0.00             0.00
Trustee fees               223.66           223.66


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           90.010580%           100.000000%             60,221,787.25
   -----------------------------------------------------------------------------
   Junior            9.989420%             0.000000%              6,683,444.67
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            3,948,099.97          3,948,099.97
Principal remittance amount            3,679,823.88          3,679,823.88
Interest remittance amount               268,276.09            268,276.09